REGISTRATION RIGHTS AGREEMENT


                                 by and between


                           MERIDIAN USA HOLDINGS, INC.


                                       and


                           THE INVESTOR PARTIES HERETO

                            Dated as of June 16, 2000



                          REGISTRATION RIGHTS AGREEMENT
                          -----------------------------

REGISTRATION RIGHTS AGREEMENT, dated as of June 16, 2000 (this "Agreement"), by and among MERIDIAN USA HOLDINGS, INC., a Florida corporation (the "Company"), and U.S. BANCORP INVESTMENTS, INC. (each of the foregoing, individually with its Affiliates, an "Investor," and, collectively, the "Investors").


                              W I T N E S S E T H:
                              -------------------

     WHEREAS, the Company and the Investors have entered into that certain Securities Purchase Agreement dated June , 2000 (the "Purchase Agreement") providing for, among other things, the sale by the Company and the purchase by the Investors of $8,000,000 aggregate principal amount of the Company's Series A Convertible Notes due 2010 (the "Convertible Notes");

     WHEREAS, in connection with the transactions contemplated by the Purchase Agreement, the Company agreed to issue a warrant (the "Libra Warrant") to purchase 698,947 shares of the Company's common stock, par value $.001 per share, to U.S. Bancorp Investments, Inc.; and

     WHEREAS, in connection with the Company and the Investors entering into the Purchase Agreement, the Company has agreed to provide the registration rights set forth in this Agreement.

     ACCORDINGLY,  the  parties  hereto  agree  as  follows:

     1. Certain Definitions. (a) As used in this Agreement, the following terms shall have the meanings assigned to them below:

     1.1 "Affiliate" shall mean with respect to any Person, any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person.

     1.2 "Commission" shall mean the United States Securities and Exchange Commission.


   1.3 "Common Stock" shall mean the common stock, $.001 par value per share of the Company.

    1.4 "Common Stock Equivalents" means and includes all shares of the Company's Common Stock issued and outstanding at the relevant time plus (a) all shares of Common Stock that may be issued upon exercise of any options, warrants, including without limitation the Libra Warrant, and other rights of any kind that are then exercisable, and (b) all shares of Common Stock that may be issued upon conversion or exchange of (i) any convertible securities, including without limitation the Series I Preferred, Series II Preferred and all other preferred stock and debt securities then outstanding, which are by their terms then convertible into or exchangeable for Common Stock, or (ii) any such convertible securities issuable upon exercise of options, warrants or other rights, in each case that are then exercisable.

    1.5 "Exchange Act" shall mean the United States Securities Exchange Act of 1934, as amended.

     1.6 "Holder" means the Investor and any assignees or transferees acquiring Convertible Notes, shares of Series II Preferred or Registrable Securities.

     1.7 "NASD" shall have the meaning ascribed to such term in Section 2.3(g) hereof.

    1.8 "Person" shall mean any natural person, corporation, partnership, limited liability company, firm, association, trust, government, governmental agency or other entity, whether acting in an individual, fiduciary or other capacity.

    1.9 "Registrable Securities" shall mean (i) any shares of Common Stock held as of the date hereof by any Investor or hereafter acquired by any Investor or Holder; (ii) any shares of Common Stock issued or issuable upon the conversion, exercise or exchange of any other Common Stock Equivalents held as of the date hereof by any Investor or hereafter acquired by any Investor or Holder; or (iii) any shares issued or issuable, directly or indirectly, upon any subdivision, combination, reclassification or redesignation of such shares or share dividend in respect of the Common Stock referenced in clauses (i) and (ii) above. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (i) a registration statement with respect to the sale of such securities shall have been declared effective under the applicable Securities Laws and such securities shall have been disposed of in accordance with such registration statement or (ii) such securities shall have been sold (other than in a privately negotiated sale) pursuant to Rule 144 (or any successor or comparable provision) under the U.S. Securities Act and in compliance with the requirements of Rule 144.

     (a) Capitalized terms used but not otherwise defined herein shall have the meaning assigned to such terms in the Purchase Agreement.

     2.     Registration  Rights.

     2.1     Shelf  Registration.

     (a) The Company shall use its best efforts to prepare and file with the Commission pursuant to Rule 415 under the Securities Act a shelf registration statement on Form S-1, S-3 or other appropriate form (the "Shelf Registration Statement") covering the resale of the Registrable Securities by the Holders and shall cause the Shelf Registration Statement to become effective under the Securities Act no later than December 31, 2000. Such registration statement shall comply in all material respects with the requirements of the applicable form and include all financial statements required by the Commission to be filed therewith. The Company shall use best efforts to keep the Shelf Registration Statement continuously effective, subject to Section 2.1(d) hereof, until such time as all of the Registrable Securities have been resold pursuant to the Shelf Registration Statement or are no longer Registrable Securities. (the
"Effectiveness Period"). Prior to filing the Shelf Registration Statement or any amendment or supplement thereto, the Company shall provide a copy thereof to the Holders and their counsel and afford them a reasonable time to comment thereon and the Company shall not file any registration statement or amendment thereto or any prospectus or supplement thereto to which any Holder or the underwriters, if any, shall reasonably object in writing.

     (b) Notwithstanding the foregoing, the Company shall have the ability to suspend the filing, effectiveness or use of such Shelf Registration Statement for up to one 30-consecutive-day period during any consecutive 365-day period if:

     (i) an event or circumstance occurs and is continuing as a result of which the registration statement, any related prospectus or any document incorporated therein by reference, as then amended or supplemented or proposed to be filed, would, in the good faith determination of the Board, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; and

     (ii) (i) the Board determines in good faith that the disclosure of such an event at such time would have a material adverse effect on the business, operations or prospects of the Company or (ii) the disclosure otherwise relates to a material business transaction which has not yet been publicly disclosed.

     The Company shall provide written notice of any such determination to each Holder at the address set forth on the signature page hereto or such other address as may hereafter be designated in writing by such Holder to the Company.

     2.2     Piggyback  Rights.

     (a) If the Company proposes to file a registration statement with the Commission respecting an offering of any Common Stock (or other securities) purchasable upon exercise of the Series II Preferred (other than (x) an offering that could be registered solely on Form S-4 or S-8, or any successor form thereto, and (y) securities offered or issued pursuant to any employment or benefit plan or arrangement to any employee, director, partner, trustee or consultant or advisor of or to the Company or any subsidiary of the Company), the Company shall give prompt written notice to all the Holders of Series II Preferred and Registrable Securities at least 30 days prior to the initial filing of the registration statement relating to such offering (the "Registration Statement"). Each such Holder shall have the right, within 20 days after delivery of such notice, to request in writing that the Company include all or a portion of such of the Registrable Securities in such Registration Statement ("Piggyback Registration Rights"). The Company shall include in the public offering all of the Registrable Securities that a Holder has requested be included, unless the underwriter for the public offering or the underwriter managing the public offering (in either case, the "managing underwriter") delivers a notice (a "Cutback Notice") pursuant to Section 2.2(b) or 2.2(c) hereof. The managing underwriter may deliver one or more Cutback Notices at any time prior to the execution of the underwriting agreement for the public offering.

    (b) If a proposed public offering includes both securities to be offered for the account of the Company ("Company Shares") and shares to be sold by shareholders, the provisions of this Section 2.2(b) shall be applicable if the managing underwriter delivers a Cutback Notice stating that, in its opinion, the number of shares of Common Stock that selling shareholders propose to sell therein, whether or not such selling shareholders have the right to include shares therein (the "Other Shares"), plus the number of Registrable Securities that the Holders have requested to be sold therein, plus the Company Shares, exceeds the maximum number of shares specified by the managing underwriter in such Cutback Notice that may be distributed without materially and adversely affecting the price, timing or distribution of the Company Shares. Such maximum number of shares that may be so sold, excluding the Company Shares, are referred to as the "Includible Shares."

     If the managing underwriter delivers such Cutback Notice, the Company shall be entitled to include all of the Company Shares in the public offering and each requesting Holder (or beneficiary) exercising its registration rights (or privileges) under this Agreement, shall be entitled to include in the public offering up to its pro rata portion of the Includible Shares and in priority to the inclusion of any Other Shares that are proposed to be sold in such public offering. No shareholder that proposes to sell Other Shares in such public offering may sell any such shares therein unless all Registrable Securities requested by the Holders to be sold therein are so included.

     (c) If a proposed public offering is entirely a secondary offering, the provisions of this Section 2.2(c) shall be applicable if the managing underwriter delivers a Cutback Notice stating that, in its opinion, the aggregate number of Registrable Securities and Other Shares proposed to be sold therein exceeds the maximum number of shares (the "Includible Secondary Shares") specified by the managing underwriter in such Cutback Notice that may be distributed without materially and adversely affecting the price, timing or distribution of the Common Stock being distributed.

     If the managing underwriter delivers such Cutback Notice, each requesting Holder shall be entitled to include up to its pro rata portion of the Includible Secondary Shares and in priority to the inclusion of any Other Shares that are proposed to be sold in such public offering.
No shareholder that proposes to sell Other Shares in the proposed public offering may sell any such shares therein unless all Registrable Securities requested by the Holders to be sold therein are so included.

     (d) The underwriting agreement for such public offering shall provide that each requesting Holder shall have the right to sell its Registrable Securities to the underwriters and that the underwriters shall purchase the Registrable Securities at the price paid by the underwriters for the Common Stock sold by the Company and/or selling shareholders, as the case may be.

     2.3     Registration  Procedures.

     (a) In connection with a registration pursuant to Section 2.1 or 2.2, the Company agrees to:

     (i) make available for inspection by a representative of the Holders, the managing underwriter participating in any disposition pursuant to such Shelf Registration Statement and one firm of attorneys designated by the Holders (upon execution of customary confidentiality agreements reasonably satisfactory to the Company and its counsel), at reasonable times and in a reasonable manner, financial and other records, documents and properties of the Company that are pertinent to the conduct of due diligence customary for an underwritten offering, and cause the officers, directors and employees of the Company to supply all information reasonably requested by any such representative, underwriter or attorney in connection with a Shelf Registration Statement as shall be necessary to enable such persons to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act of 1933, as amended from time to time;

     (ii) use its best efforts to cause all Registrable Securities sold under a Shelf Registration Statement to be listed on any securities exchange or any automated quotation system on which similar securities issued by the Company are then listed;

     (iii) provide, without charge, to Holders that are selling Registrable Securities pursuant to such Shelf Registration Statement a reasonable number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits) and the prospectus included in such Shelf Registration Statement (including each Preliminary Prospectus) and other documents such Holders may reasonably request;

    (iv) use its best efforts to register or qualify the Registrable Securities covered by such registration statement under such other securities or "blue sky" laws of such jurisdictions a Holder of Registrable Securities or any managing underwriter, if any, shall reasonably request, and do any and all other acts and things which may be reasonably necessary or advisable to enable such sellers or underwriter, if any, to consummate the disposition of the Registrable Securities in such jurisdictions, except that in no event shall the Company be required to qualify to do business as a foreign corporation in any jurisdiction where it would not, but for the requirements of this paragraph (d), be required to be so qualified, to subject itself to taxation in any such jurisdiction or to consent to general service of process in any such jurisdiction;

    (v) cause to be provided to the Holders that are selling Registrable Securities pursuant to such Shelf Registration Statement and to the managing underwriter if any disposition pursuant to such Shelf Registration Statement is an underwritten offering, upon the effectiveness of such Shelf Registration Statement, a customary "10b-5" opinion of independent counsel (an "Opinion") and a customary "cold comfort" letter of independent auditors (a "Comfort Letter") in each case addressed to such Holders and managing underwriter, if any;

     (vi) cause to be provided to the Holders that are selling Registrable Securities pursuant to such Shelf Registration Statement and to the managing underwriter if any disposition pursuant to such Shelf Registration Statement is an underwritten offering, an Opinion and Comfort Letter with respect to each document, including any amendments thereto, that is incorporated by reference in such Shelf Registration Statement; in each case addressed to such Holders and managing underwriter, if any;

    (vii) notify in writing the Holders that are selling Registrable Securities pursuant to such Shelf Registration Statement and any managing underwriter if any disposition pursuant to such Shelf Registration Statement is an underwritten offering, (A) when the Shelf Registration Statement has become effective and when any post-effective amendment thereto has been filed and becomes effective,
(B) of any request by the Commission or any state securities authority for amendments and supplements to the Shelf Registration Statement or of any material request by the Commission or any state securities authority for additional information after the Shelf Registration Statement has become effective, (C) of the issuance by the Commission or any state securities authority of any stop order suspending the effectiveness of the Shelf Registration Statement or the initiation of any proceedings for that purpose,
(D) if, between the effective date of the Shelf Registration Statement and the closing of any sale of Registrable Securities covered thereby, the representations and warranties of the Company contained in any underwriting agreement, securities sales agreement or other similar agreement, including this Agreement, relating to disclosure cease to be true and correct in all material respects or if the Company receives any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose, (E) of the happening of any event during the period the Shelf Registration Statement is effective such that such Shelf Registration Statement or the related prospectus contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make statements therein not misleading (in the case of a prospectus, in light of circumstances under which they were made) and (F) of any determination by the Company that a post-effective amendment to the Shelf Registration Statement would be appropriate. The Holders hereby agree to suspend, and to cause any managing underwriter to suspend, use of the prospectus contained in a Shelf Registration Statement upon receipt of such notice under clause (C), (E) or (F) above until, in the case of clause (C), such stop order is removed or rescinded or, in the case of clauses (E) and (F), the Company has amended or supplemented such prospectus to correct such misstatement or omission or otherwise.

          If  the  notification  relates to an event described in clauses (E) or
(F), the Company shall promptly prepare and furnish to such seller and each underwriter, if any, a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

     (viii) comply with all applicable rules and regulations of the Commission and make generally available to its security holders, as soon as reasonably practicable after the effective date of the registration statement (and in any event within 15 months thereafter), an earnings statement (which need not be audited) covering the period of at least twelve consecutive months beginning with the first day of the Company's first calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

     (ix) provide and cause to be maintained a transfer agent and registrar for all such Registrable Securities covered by such registration statement not later than the effective date of such registration statement;

     (x) enter into such customary agreements (including, if applicable, an underwriting agreement) and take such other actions as the Holders shall reasonably request in order to expedite or facilitate the disposition of such Registrable Securities. The Holders of the Registrable Securities which are to be distributed by such underwriters shall be parties to such underwriting agreement and may, at their option, require that the Company, and in such case the Company will, make to, and for the benefit of, the Holders the representations, warranties and covenants of the Company which are being made to, and for the benefit of, such underwriters and which are of the type customarily provided to institutional investors in secondary offerings;

    (xi) deliver promptly to each Holder participating in the offering and each underwriter, if any, copies of all correspondence between the Commission and the Company, its counsel or auditors and all memoranda relating to discussions with the Commission and its staff with respect to the registration statement, other than those portions of any such correspondence and memoranda which contain information subject to attorney-client privilege with respect to the Company, and, upon receipt of such confidentiality agreements as the Company may reasonably request, make reasonably available for inspection by any Holder of such Registrable Securities covered by such registration statement, by any underwriter, if any, participating in any disposition to be effected pursuant to such registration statement and by any attorney, accountant or other agent retained by any such Holder or any such underwriter, all pertinent financial and other records, pertinent corporate documents and properties of the Company, and cause all of the Company's officers, directors and employees to supply all information reasonably requested by any such Holder, underwriter, attorney, accountant or agent in connection with such registration statement;

    (xii) use its best efforts to obtain the withdrawal of any order suspending the effectiveness of the registration statement;

   (xiii) provide a CUSIP number for all Registrable Securities not later than the effective date of the registration statement;

    (xiv) make reasonably available its employees and personnel and otherwise provide reasonable assistance to the underwriters in the marketing of Registrable Securities in any underwritten offering;

     (xv) promptly prior to the filing of any document which is to be incorporated by reference into the registration statement or the prospectus (after the initial filing of such registration statement) provide copies of such document to counsel to the seller of Registrable Securities and to the managing underwriter, if any, and make the Company's representatives reasonably available for discussion of such document and make such changes in such document concerning such sellers prior to the filing thereof as counsel for such sellers or underwriters may reasonably request;

     (xvi) cooperate with the sellers of Registrable Securities and the managing underwriter, if any, to facilitate the timely preparation and delivery of certificates not bearing any restrictive legends representing the Registrable Securities to be sold, and cause such Registrable Securities to be issued in such denominations and registered in such names in accordance with the underwriting agreement prior to any sale of Registrable Securities to the underwriters or, if not an underwritten offering, in accordance with the instructions of the sellers of Registrable Securities at least three business days prior to any sale of Registrable Securities; and

     (xvii) take all such other commercially reasonable actions as are necessary or advisable in order to expedite or facilitate the disposition of such Registrable Securities.

     (b) Each Holder of Registrable Securities sold pursuant to a registration statement, by requesting that such securities be included such registration statement, hereby (i) agrees to provide the Company with information with respect to such Holder that the Company reasonably requests in connection with such registration statement.

    (c) If any such registration statement or comparable statement under "blue sky" laws refers to any Holder by name or otherwise as the Holder of any securities of the Company, then such Holder shall have the right to require, acting reasonably, (i) the insertion therein of language, in form and substance satisfactory to such Holder, to the effect that the holding by such Holder of such securities is not to be construed as a recommendation by such Holder of the investment quality of the Company's securities covered thereby and that such holding does not imply that such Holder will assist in meeting any future financial requirements of the Company, or (ii) in the event that such reference to such Holder by name or otherwise is not in the judgment of the Company, as advised by counsel, required by the Securities Act or any similar federal statute or any state "blue sky" or United States securities law then in force, the deletion of the reference to such Holder.

     2.4     Registration  Expenses.

     2.4.1 "Expenses" shall mean any and all fees and expenses incident to the Company's performance of or compliance with this Article 2, including, without limitation: (i) Commission, stock exchange or NASD registration and filing fees and all listing fees and fees with respect to the inclusion of securities in the Nasdaq National Market; (ii) fees and expenses of compliance with Securities Laws or "blue sky" laws and in connection with the preparation of a "blue sky" survey, including, without limitation, reasonable fees and expenses of blue sky counsel; (iii) printing and copying expenses; (iv) messenger and delivery expenses; (v) expenses incurred in connection with any road show; (vi) fees and disbursements of counsel for the Company; (vii) fees and disbursements of all independent public accountants (including the expenses of any audit and/or "cold comfort" letter) and fees and expenses of other persons, including special experts, retained by the Company; and (viii) any other reasonable fees and disbursements of underwriters, if any, customarily paid by issuers.

     2.4.2 The Company shall pay all Expenses with respect to any Shelf Registration Statement affected pursuant to Section 2.1 whether or not such Shelf Registration Statement becomes effective or does not remain effective for the period contemplated by Section 2.1(a). The Company shall pay all Expenses of the Holders with respect to any registration effected under Section 2.2.

    2.4.3 Notwithstanding the foregoing, (i) the provisions of this Section 2.4 shall be deemed amended to the extent necessary to cause these expense provisions to comply with United States "blue sky" laws of each state or the Securities Laws of any other jurisdiction in which the offering is made; (ii) in connection with any registration hereunder, each Holder of Registrable Securities being registered shall pay all underwriting discounts and commissions and any transfer taxes, if any, attributable to the Registrable Securities, pro rata with respect to payments of discounts and commissions in accordance with the number of shares included in the offering by such Holder; and (iii) the Company shall be responsible for all of its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties).

     2.5 Liquidated Damages. If (i) a registration statement or registration statements including all of the Registrable Securities has not been declared effective by the Commission on or prior to the first anniversary of the date of the initial issuance of the Series II Preferred, or (ii) a Shelf Registration Statement is declared effective but prior to the end of the Effective Period (A) shall thereafter cease to be effective or fail to be usable for its intended purpose without being succeeded immediately by a post-effective amendment to such Shelf Registration Statement that cures such failure and that is itself declared effective immediately thereafter or (B) the use of such Shelf Registration Statement is suspended by the Company for one or more periods exceeding 60 days in the aggregate (each event referred to in clause (i) and (ii), a "Registration Default"), then in addition to such other remedies as shall be available to the Holder of such Registrable Securities, the Company shall pay to each Holder of Registrable Securities affected thereby liquidated damages in cash in an amount equal to three percent (3%) of the then current Special Liquidation Payment (as defined in the Series II Designation) for each thirty (30) day period or portion thereof that such Registration Default continues; provided that in no event shall the Company be required to pay liquidated damages pursuant to this Section 2.5 (i) in excess of three percent (3%) of the then current Special Liquidation Payment for any such thirty (30) day period or (ii) for any such thirty (30) day period if the Company is required to pay liquidated damages pursuant to Section 6(j) of the Series II Designation for such thirty (30) day period.

          All accrued and liquidated damages shall be paid to the Holders entitled thereto, monthly in arrears. Notwithstanding the fact that any securities for which liquidated damages are due cease to be Registrable Securities, all obligations of the Company to pay liquidated damages with respect to securities shall survive until such time as such obligations with respect to such securities shall have been satisfied in full.

     2.6 Certain Limitations on Registration Rights. In the case of any registration under Section 2.1 pursuant to an underwritten offering, or in the case of registration under Section 2.2 if the Company has determined to enter into an underwriting agreement in connection therewith, all securities to be included in such registration shall be subject to an underwriting agreement and no Person may participate in such registration unless such Person agrees to sell such Person's securities on the basis provided therein and completes and/or executes all questionnaires and other documents which must be executed in connection therewith, and provides such other information to the Company or the underwriter as may be necessary to register such Person's securities.

2.7 No Required Sale. Nothing in this Agreement shall be deemed to create an independent obligation on the part of any Holder to sell any Registrable Securities pursuant to any effective registration statement.

     3.     Indemnification.

     3.1 In the event of any registration of any securities of the Company under the Securities Act pursuant to Article 2, the Company shall, and hereby does, indemnify and hold harmless, to the fullest extent permitted by law, the Holder of any Registrable Securities, its directors, officers, fiduciaries, employees and shareholders or general and limited partners (and the directors, officers, employees and shareholders thereof), each other Person who participates as an underwriter, if any, in the offering or sale of such securities, each officer, director, employee, shareholder or partner of such underwriter, and each other Person, if any, who controls such seller or any such underwriter within the meaning of the Securities Act, against any and all losses, claims, damages or liabilities, joint or several, actions or proceedings (whether commenced or threatened) in respect thereof and expenses (including reasonable fees of counsel and any amounts paid in any settlement effected with the Company's consent, which consent shall not be unreasonably withheld or delayed) to which each such indemnified party may become subject under the Securities Act or otherwise ("Claims"), insofar as such Claims arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement under which such securities were registered under the Securities Act or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary, final or summary prospectus or any amendment or supplement thereto, together with the documents incorporated by reference therein, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or (iii) any violation by the Company of any federal, state, or common law rule or regulation applicable to the Company and relating to action required or inaction of the Company in connection with any such registration, and the Company will reimburse any such indemnified party for any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such Claim as such expenses are incurred; provided, however, that the Company shall not be liable to any such indemnified party in any such case to the extent such Claim arises solely out of any untrue statement or alleged untrue statement of a material fact or omission or alleged omission of a material fact made in such registration statement or amendment thereof or supplement thereto or in any such prospectus or any preliminary, final or summary prospectus in reliance upon, and in conformity with, written information furnished to the Company by, or on behalf of, such indemnified party specifically for use therein. Such indemnity and reimbursement of expenses shall remain in full force and effect regardless of any investigation made by, or on behalf of, such indemnified party and shall survive the transfer of such securities by such seller.

   3.2 Each Holder of Registrable Securities that are included in the securities as to which any registration under Section 2.1 or 2.2 is being effected shall, severally and not jointly, indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 3.1) to the extent permitted by law, the Company, its officers, directors, fiduciaries, employees and shareholders or general and limited partners (and the directors, officers, employees, and shareholders thereof), each Person controlling the Company within the meaning of the Securities Act with respect to any untrue statement or alleged untrue statement of any material fact in, or omission or alleged omission of any material fact from, such registration statement, any preliminary, final or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon, and in conformity with, written information furnished to the Company or its representatives by, or on behalf of, such Holder specifically for use therein and shall reimburse such indemnified party for any legal or other expenses reasonably incurred in connection with investigating or defending any such Claim as such expenses are incurred; provided, however, that the aggregate amount which any such Holder shall be required to pay pursuant to this Section 3.2 and Sections 3.3 and 3.5 shall in no case be greater than the amount of the net proceeds received by such Holder upon the sale of the Registrable Securities pursuant to the registration statement giving rise to such Claim. Such indemnity and reimbursement of expenses shall remain in full force and effect regardless of any investigation made by, or on behalf of, such indemnified party and shall survive the transfer of such securities by such Holder.

   3.3 Indemnification similar to that specified in the preceding Sections 3.1 and 3.2 (with appropriate modifications) shall be given by the Company and the seller of Registrable Securities with respect to any required registration or other qualification of securities under any state securities and "blue sky" laws.

     3.4 Any person entitled to indemnification under this Agreement shall promptly notify the indemnifying party in writing of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this Article 3, but the failure of any indemnified party to provide such notice shall not relieve the indemnifying party of its obligations under this Article 3, except to the extent the indemnifying party is materially prejudiced thereby and shall not relieve the indemnifying party from any liability which it may have to any indemnified party otherwise than under this
Article 3. In case any action or proceeding is brought against an indemnified party, it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, unless in the reasonable opinion of outside counsel to the indemnified party a conflict of interest between such indemnified and indemnifying parties may exist in respect of such Claim, to assume the defense thereof jointly with any other indemnifying party similarly notified, to the extent that it chooses, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the written consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party that it so chooses, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that (i) if the indemnifying party fails to take reasonable steps necessary to defend diligently the action or proceeding within 20 days after receiving notice from such indemnified party that the indemnified party believes it has failed to do so; (ii) if such indemnified party who is a defendant in any action or proceeding which is also brought against the indemnifying party reasonably shall have concluded that there may be one or more legal defenses available to such indemnified party which are not available to the indemnifying party; or (iii) if representation of both parties by the same counsel is otherwise inappropriate under applicable standards of professional conduct, then, in any such case, the indemnified party shall have the right to assume or continue its own defense as set forth above (but with no more than one firm of counsel for all indemnified parties in each jurisdiction, except to the extent any indemnified party or parties reasonably shall have concluded that there may be legal defenses available to such party or parties which are not available to the other indemnified parties or to the extent representation of all indemnified parties by the same counsel is otherwise inappropriate under applicable standards of professional conduct) and the indemnifying party shall be liable for any expenses therefor (including, without limitation, any such counsel's fees). No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or Claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (A) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (B) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by, or on behalf of, any indemnified party.

      3.5 If for any reason the foregoing indemnity is unavailable or is insufficient to hold harmless an indemnified party under Sections 3.1, 3.2 or 3.3, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of any Claim in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and the indemnified party, on the other hand, with respect to such offering of securities. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. If, however, the allocation provided in the second preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative faults, but also any other relevant equitable considerations. The parties hereto agree that it would not be just and equitable if contributions pursuant to this Section 3.5 were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in the preceding sentences of this Section 3.5. The amount paid or payable in respect of any Claim shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such Claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the U.S. Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Notwithstanding anything in this Section 3.5 to the contrary, no indemnifying party (other than the Company) shall be required pursuant to this Section 3.5 to contribute any amount in excess of the net proceeds received by such indemnifying party from the sale of Registrable Securities in the offering to which the losses, claims, damages or liabilities of the indemnified parties relate, less the amount of any indemnification payment made pursuant to Sections 3.2 and 3.3.

      3.6 The indemnity agreements contained herein shall be in addition to any other rights to indemnification or contribution which any indemnified party may have pursuant to law or contract and shall remain operative and in full force and effect regardless of any investigation made or omitted by, or on behalf of, any indemnified party and shall survive the transfer of the Registrable Securities by any such party.

   3.7 The indemnification and contribution required by this Article 3 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

     4.   Underwritten  Offerings

     4.1 Requested Underwritten Offerings If requested by the underwriters for any underwritten offering by the Holders pursuant to a registration under
Section 2.1, the Company shall enter into a customary underwriting agreement with the underwriters. Such underwriting agreement shall be satisfactory in form and substance to the Company and the Holders that own a majority of the Registrable Securities included by the Holders in such offering acting reasonably and shall contain such representations and warranties by, and such other agreements on the part of, the Company and such other terms as are generally prevailing in agreements of that type, including, without limitation, indemnities and contribution agreements. Any Holder participating in the offering shall be a party to such underwriting agreement and may, at its option, require that any or all of the representations and warranties made by, and the other agreements on the part of, the Company to, and for the benefit of, such underwriters shall also be made to, and for the benefit of, such Holder and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such Holder; provided, however, that the Company shall not be required to make any representations or warranties with respect to information specifically provided by a selling Holder of Registrable Securities for inclusion in the registration statement. Such underwriting agreement shall also contain such representations and warranties by the participating Holders as are customary in agreements of that type.

     4.2 Piggyback Underwritten Offerings. In the case of a registration pursuant to Section 2.2 hereof, if the Company shall have determined to enter into any underwriting agreements in connection therewith, all of the Holders' Registrable Securities to be included in such registration shall be subject to such underwriting agreement. Any Holder participating in such registration may, at it option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to, and for the benefit of, such underwriters shall also be made to, and for the benefit of, such Holder and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such Holder. Such underwriting agreements shall also contain such representations and warranties by the participating Holders as are customary in agreements of that type.

     4.3  Underwriting Services  If  a  registration  pursuant  to  Section  2.1 involves an underwritten offering, then Holders that own a majority of the Registrable Securities included by the Holders in such offering shall select the underwriter from underwriting firms of national reputation in the United States subject to the approval of the Company, such approval not to be unreasonably withheld.

     5.   General

     5.1 Rule 144. The Company covenants that (a) so long as it remains subject to the reporting provisions of the Exchange Act, it will timely file the reports required to be filed by it under the Securities Act or the Exchange Act (including, without limitation, the reports under Sections 13 and 15(d) of the Exchange Act referred to in subparagraph (c)(1) of Rule 144 under the Securities
Act), and (b) will take such further action as any Holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or
(ii) any similar rule or regulation hereafter adopted by the Commission. Upon the request of any Holder of Registrable Securities, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements.

    5.2 Nominees for Beneficial Owners If Registrable Securities are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its option, be treated as the Holder of such Registrable Securities for purposes of any request or other action by any Holder of Registrable Securities pursuant to this Agreement (or any determination of any number or percentage of shares constituting Registrable Securities held by any Holder of Registrable Securities contemplated by this Agreement); provided, however, that the Company shall have received written assurances reasonably satisfactory to it of such beneficial ownership.

   5.3 Amendments. The terms and provisions of this Agreement may be modified or amended, or any of the provisions hereof waived, temporarily or permanently, pursuant to the prior written consent of the Company and the party adversely affected by such modification or waiver.

      5.4 Notices. All notices, requests, consents and other communications hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or sent by telecopy, nationally recognized overnight courier or first class registered or certified mail, return receipt requested, postage prepaid, addressed to such party at the address set forth below or such other address as may hereafter be designated in writing by such party to the other parties:

      (i)  if  to  the  Company,  to:

           Meridian  USA  Holdings,  Inc.
           3350  N.W.  2nd  Avenue
           Boca  Raton,  FL  33431
           Attention:  Alan  J.  Posner
           Facsimile  (561)  417-6888

           with  copies  to:

           Aronauer,  Goldfarb,  Sills  &  Re,  LLP
           444  Madison  Avenue
           New  York,  NY  10022
           Attention:  Samuel  Goldfarb,  Esq.
           Facsimile:  (212)  755-6006

      (ii) if to a Holder, at address set forth on the signature page hereto or such other address as may hereafter be designated in writing by such Holder to the Company.

     Each Holder, by written notice given to the Company in accordance with this
Section 5.4, may change the address to which such notice or other communications are to be sent to such Holder. All such notices, requests, consents and other communications shall be deemed to have been given when received.

     5.5  Miscellaneous.

     5.5.1 This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and the respective successors, personal representatives and assigns of the parties hereto, whether so expressed or not. No Person other than a Holder shall be entitled to any benefits under this Agreement, except as otherwise expressly provided herein. This Agreement and the rights of the parties hereunder may be assigned by any of the parties hereto to any transferee of Registrable Securities; provided that upon the consummation of, and as a condition to, any such assignment the transferee assumes the obligations of the assignor under, and agrees to be bound by the terms of, this Agreement.

     5.5.2 This Agreement and the other writings referred to herein or delivered pursuant hereto which form a part hereof contain the entire agreement among the parties with respect to the subject matter hereof and supersede all prior and contemplated arrangements and understandings with respect thereto.

     5.5.3 This Agreement shall be governed by and construed in accordance with the laws of the State of New York without giving effect to the principles of conflicts of law thereof.

     5.5.4 The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement.

    5.5.5 This Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed an original instrument, but all such counterparts together shall constitute but one instrument.

     5.5.6 Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid, but if any provision of this Agreement is held to be invalid or unenforceable in any respect, such invalidity or unenforceability shall not render invalid or unenforceable any other provision of this Agreement. If any provision shall be held to be invalid, such provision shall be deemed valid to the extent permitted by law.

     5.5.7 It is hereby agreed and acknowledged that it will be impossible to measure in money the damages that would be suffered if the parties fail to comply with any of the obligations herein imposed on them and that in the event of any such failure, an aggrieved person will be irreparably damaged and will not have an adequate remedy at law. Any such person, therefore, shall be entitled to injunctive relief, including specific performance, to enforce such obligations, without the posting of any bond, and, if any action should be brought in equity to enforce any of the provisions of this Agreement, none of the parties hereto shall raise the defense that there is an adequate remedy at law.

     5.5.8 Each party hereto shall do and perform or cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments, and documents as any other party hereto reasonably may request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

     5.5.9 Each of the parties hereto hereby irrevocably and unconditionally consents to submit to the exclusive jurisdiction of the courts of the State of New York and of the United States of America, in each case located in the County of New York, for any action, proceeding or investigation in any court or before any governmental authority ("Litigation") arising out of or relating to this Agreement and the transactions contemplated hereby (and agrees not to commence any Litigation relating thereto except in such courts), and further agrees that service of any process, summons, notice or document by registered mail to its respective address set forth in this Agreement shall be effective service of process for any Litigation brought against it in any such court. Each of the parties hereto hereby irrevocably and unconditionally waives any objection to the laying of venue of any Litigation arising out of this Agreement or the transactions contemplated hereby in the courts of the State of New York or the United States of America, in each case located in the County of New York, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such Litigation brought in any such court has been brought in an inconvenient forum. EACH OF THE PARTIES IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHTS TO TRIAL BY JURY IN CONNECTION WITH ANY LITIGATION ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

     5.6 No Inconsistent Agreements. Without the prior written consent of Holders representing a majority of the Registrable Securities, the Company will not, on or after the date of this Agreement, enter into any agreement with respect to its securities which is inconsistent with the rights granted in this Agreement or otherwise conflicts with the provisions hereof, other than any lock-up agreement with the underwriters in connection with any registered offering effected hereunder, pursuant to which the Company shall agree not to register for sale, and the Company shall agree not to sell or otherwise dispose of, Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock for a specified period following the registered offering.

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date set forth above.

MERIDIAN  USA  HOLDINGS,  INC.
By:       /s/  Mark  Streisfeld
        -----------------------
     Name:  Mark  Streisfeld
     Title:  President

U.S.  BANCORP  INVESTMENTS,  INC.
      By:   /s/ Jess M. Ravich
      Name: Jess M. Ravich
      Title:Chairman

Address  for  Notice:
11766  Wilshire  Boulevard,  Suite  870
Los  Angeles,  CA  90025
Attention:  General  Counsel
Facsimile:  (310)  312-5640